                      Limited Term New York Municipal Fund
               Oppenheimer Limited Term California Municipal Fund
                     Oppenheimer Limited Term Municipal Fund
                    Oppenheimer Limited-Term Government Fund

                          Prospectus Supplement dated July 1, 2008

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund")
as follows and is in addition to any other supplement(s):

In the section titled "Distribution and Service (12b-1) Plans - Distribution and Service
Plans for Class B, Class C, and Class N Shares," the fourth paragraph is deleted in its entirety and is replaced by the following:

  The Distributor currently pays a sales concession of 2.75% of the purchase price of
  Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The
  Distributor normally retains the Class B asset-based sales charge. Effective July 1,
  2008, for ongoing purchases of Class B shares by certain retirement plans, the
  Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional
  Information for exceptions.

July 1, 2008                                PS0000.042